EXHIBIT 10.2 - AMENDMENT NUMBER 1

            AMENDMENT NUMBER ONE TO THAT CERTAIN SECURITIES PURCHASE
            --------------------------------------------------------
                         AGREEMENT DATED JUNE 19, 2006
                         -----------------------------

     This Amendment Number One to that certain SECURITIES PURCHASE AGREEMENT DATED JUNE 19, 2006 (this "Amendment"), is dated June 21, 2006 and is by and between Hyperdynamics Corporation, a Delaware corporation (the "Company"), and
                                                                  -------
Cornell Capital Partners, LP, a Delaware limited partnership (the "Buyer").

     WHEREAS, the American Stock Exchange (the "AMEX") in its review of the June 19, 2006 Securities Purchase Agreement has commented that the concept of a 19.9% limitation on stock issuances should be added to the Securities Purchase Agreement so as to be clear that the 19.9% limitation covers all securities that are part of the transaction.

     WHEREAS, it is in the best interests of the parties to amend the Securities Purchase Agreement to conform to AMEX comments so that the transactions contemplated thereby can proceed.

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Amendment, the Company and the Buyer hereby agree as follows:

A. AMENDMENT. A new Section 10 is added to the Securities Purchase Agreement as follows:


"Section 10.    Limitations on number of shares to be issued.
                ---------------------------------------------

     Notwithstanding any other provision of this Securities Purchase Agreement, the aggregate number of shares that may be issued pursuant to this Securities Purchase Agreement shall not be greater than 9,215,406 shares (which does not exceed 19.99% of the 46,308,573 outstanding shares of Common Stock as of the date of the Securities Purchase Agreement), unless and until Hyperdynamics Corporation's shareholders approve (without the vote of any shares acquired in this transaction and related transactions) a greater issuance."

B. In all other respects, the Securities Purchase Agreement remains the same.


                      [SIGNATURES APPEAR ON THE NEXT PAGE]


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     IN  WITNESS  WHEREOF,  the Buyer and the Company have caused this Amendment
Number One to the Securities Purchase Agreement to be duly executed as of the date first written above.

                                      COMPANY:
                                      HYPERDYNAMICS CORPORATION

                                      By: /s/ Kent P. Watts
                                         ---------------------------
                                      Name:  Kent P. Watts
                                      Title: President and Chief Executive
                                             Officer


                                      BUYER:
                                      CORNELL CAPITAL PARTNERS, LP

                                      By:    Yorkville Advisors, LLC
                                      Its:   General Partner


                                      By: /s/ Mark Angelo
                                         --------------------------
                                      Name:  Mark Angelo
                                      Its:   Portfolio Manager